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                                                                    EXHIBIT 10.3

                            NON-COMPETITION AGREEMENT

         This NON-COMPETITION AGREEMENT (this "Agreement") is made and entered into as of July 1, 2003, by and among Arbor Realty Trust, Inc., a Maryland corporation (the "REIT"), Arbor Realty Limited Partnership, a Delaware limited partnership of which the REIT holds a general partner and a limited partner interest through wholly owned subsidiaries (the "Operating Partnership", together with the REIT, the "Company"), and Ivan Kaufman (the "Executive"). Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Management and Advisory Agreement, dated as of July 1, 2003, by and between Arbor Commercial Mortgage, LLC, a New York limited liability company ("ACM"), and the Company (the "Management Agreement").

         WHEREAS, the Executive is the chief executive officer and chairman of the Board of Directors of the REIT and president and chief executive officer of ACM; and

         WHEREAS, pursuant to the Management Agreement, ACM will manage and advise the Company and provide a dedicated management team, including the Executive, to provide the management services to the Company, and the Executive is willing to provide the management services to the Company; and

         WHEREAS, the Company desires to have the Executive enter into this Agreement in order to protect the Company from unfair competition, and the Executive is willing to enter into this Agreement in order to induce the Company to permit the Executive to participate in the Company's 2003 Omnibus Stock Incentive Plan.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company and the Executive, the parties hereto agree as follows:

                  1. Non-Solicitation and Non-Competition. During the term of this Agreement,

                           (a)      the Executive shall not, directly or
indirectly, on the Executive's own behalf or on behalf of any other Person, solicit, induce, encourage or attempt to solicit or induce any employee of the Company or its subsidiaries to terminate, alter or cease his, her or its relationship with the Company or its subsidiaries for any purpose; the Executive shall not, directly or indirectly, on the Executive's own behalf or on behalf of any other Person, solicit, induce, encourage or attempt to solicit or induce any employee of ACM or its subsidiaries to terminate, alter or cease his, her or its relationship with ACM or its subsidiaries for the purpose of employing such employee in a business that solicits or intends to solicit Company Target Investments;

                           (b)      the Executive shall not, except as pursuant
to the Management Agreement, directly or indirectly, on the Executive's own behalf or on behalf of any other

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Person, solicit, induce, divert, appropriate or attempt to solicit, induce, divert or appropriate to any Person (1) a Company Target Investment, or (ii) a customer of the Company, ACM or its subsidiaries, which customer is a potential obligor on a Company Target Investment;

                           (c)      the Executive shall not, except as pursuant
to the Management Agreement, directly or indirectly, own manage, operate, join, control or participate in or be connected with, as an officer, director, adviser, employee, consultant, partner or agent (whether paid or unpaid), any entity, business, individual, partnership, firm or corporation, which is at the time engaged in a business which is, directly or indirectly, in competition with the business of the REIT with respect to Company Target Investments; and

                           (d)      Nothing stated herein shall be interpreted
to prohibit or preclude the Executive's authority and ability to manage the Company, ACM or any of their respective subsidiaries and to supervise, review or terminate any employees of each of the Company, ACM, or any of their respective subsidiaries.

                  2. Right of First Refusal; Exclusivity. The Executive and the Company acknowledge that as an officer of ACM, the Executive is a Manager Party and that the provisions set forth in Sections 3(b) and 3(c) of the Management Agreement are hereby incorporated by reference into this Agreement as though fully set forth herein.

                  3. Term. Subject to the provisions set forth below, this Agreement shall remain in full force and effect for the following periods:

                           (a)      as long as the Executive serves as chief
executive officer of the REIT;

                           (b)      as long as the Executive serves as an
officer or, directly or indirectly, controls ACM (such service or control causing him to be an "Affiliate"), during the term of the Management Agreement plus the agreed term of any Origination Period;

                           (c)      if the Executive ceases to be an Affiliate
of ACM and, within the first five (5) years of the term of the Management Agreement, ceases to be chief executive officer of the REIT for any reason other than (i) the Executive terminates his position for Good Reason, (ii) the REIT terminates the Executive's position without Cause or (iii) a Change of Control, for a period of one (1) year commencing on the earlier of (A) the date that he ceases to be chief executive officer of the REIT or (B) the expiration of the Origination Period;

                           (d)      if, within the first three (3) years of the
term of the Management Agreement, (i) there is a Change of Control, (ii) the Executive ceases to be an Affiliate of ACM and (iii) the Executive terminates his position as chief executive officer of the REIT other than for Good Reason, for a period of one (1) year commencing on the date that he terminates his position as chief executive officer of the REIT; and

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                           (e)      if the Executive ceases to be an Affiliate
of ACM and ceases to be chief executive officer of the REIT for the reasons set forth below, for the period preceding the date he ceases to be chief executive officer of the REIT:

                                    (i)      the Executive terminates his
         position as chief executive officer of the REIT for Good Reason (as defined below);

                                    (ii)     the REIT terminates the Executive's
         position as chief executive officer of the REIT for any reason other than for Cause (as defined below); or

                                    (iii)    if, following a Change of Control,
         the Executive terminates his position as chief executive officer of the REIT after the first three (3) years of the term of the Management Agreement.

                  4. Termination for Cause by the Company. The Company may terminate the Executive's position as chief executive officer of the REIT for Cause at any time. For purposes of this Agreement, Cause shall be deemed to exist if a majority of the Independent Directors determines that:

                           (a)      the Executive has committed fraud or acts or
fails to act in a manner that constitutes gross negligence in the performance of his duties under this Agreement or the Management Agreement;

                           (b)      the Executive has misappropriated or
embezzled Company funds; and

                           (c)      the Executive otherwise engages in a willful
violation of this Agreement, defaults in the performance or observance of any material term, condition or covenant contained in this Agreement to be performed or observed on its part, or materially fails to follow the reasonable directive of the Board of Directors of the REIT or the general partner of the Operating Partnership, and such violation, default or failure continues for a period of thirty (30) days after written notice thereof from the Company specifying such violation, default or failure and requesting that the same be remedied within such thirty (30) day period; provided, however, the Executive shall have an additional sixty (60) days to cure such violation, default or failure if (A) such violation, default or failure cannot reasonably be cured with in thirty
(30) days but can be cured within ninety (90) days, and (B) the Executive shall have commenced to cure such violation, default or failure within the initial thirty (30) day period and thereafter diligently proceeds to cure the same within ninety (90) days of the date of the Company's original notice of the violation, default or failure.

Termination for Cause pursuant to this Section 4 shall become effective, in case of the foregoing clauses (a) and (b), upon seven (7) days' prior written notice to the Executive, and clause (c), upon the expiration of the applicable cure period and notice to the Executive.

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                  5.       Termination for Good Reason by the Executive. The
Executive may terminate his position as chief executive officer of the REIT, effective upon sixty (60) days' prior written notice to the Company, if the Company engages in a willful violation or defaults in the performance or observance of Section 3(c) of the Management Agreement, and such violation or default continues for a period of thirty (30) days after written notice thereof from the Executive specifying such violation or default and requesting that the same be remedied within such thirty (30) day period (termination for "Good Reason").

                  6. Adequate Consideration and Ability to Earn Livelihood. The Executive expressly acknowledges that (i) he will be able to earn a livelihood without violating the covenants set forth in this Agreement, and (ii) his ability to do so was a condition precedent to the Company's entering into this Agreement.

                  7. Reasonable Limit. The Company and the Executive have attempted to limit the Executive's right to compete only to the extent necessary to protect the Company and its subsidiaries from unfair competition. The Executive expressly acknowledges that the restrictive provisions of this Agreement constitute reasonable restrictions. If, however, the scope or enforceability of the restrictive provisions contained in this Agreement is disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it believes is reasonable under the circumstances existing at that time.

                  8. Breach of Agreement. In the event the Company terminates this Agreement for Cause, the Executive acknowledges that the legal remedies may be inadequate and that, in addition to monetary damages, the Company shall be entitled, without necessity of posting any bond, to any injunctive order restraining such breach immediately upon the commencement of any suit therefor by the Company.

                  9.       Assignment.

                           (a)      This Agreement shall not be assigned by the
Executive without the Company's prior written consent.

                           (b)      This Agreement shall not be assigned by the
REIT without the Executive's prior written consent; provided, however, no such consent shall be required in the case of an assignment by the REIT to another Real Estate Investment Trust or other organization which is a successor (by merger, consolidation or purchase of assets) to the REIT, in which case such successor organization shall be bound under this Agreement and by the terms of such assignment in the same manner as the REIT is bound by the terms of this Agreement.

                  10. Notices. Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of (a) personal delivery, (b) delivery by a reputable overnight courier,
(c) delivery by facsimile transmission

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against answerback, or (d) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

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If to the REIT or the              Arbor Realty Trust, Inc.
Operating Partnership:             333 Earle Ovington Boulevard, Suite 900
                                   Uniondale, New York  11553
                                   Attention: Chairman of the Board of Directors
                                   Facsimile: (516) 832-8043

If to the Executive:               Ivan Kaufman
                                   333 Earle Ovington Boulevard, Suite 900
                                   Uniondale, New York  11553
                                   Facsimile: (516) 832-8043

                  Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 11 for the giving of notice.

                  11. Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

                  12. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

                  13. Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, notwithstanding any New York or other conflict-of-law provisions to the contrary.

                  14. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party to asserted to have granted such waiver.

                  15. Titles Not to Affect Interpretation. The titles of sections, paragraphs and subparagraphs contained in this Agreement are for convenience only, and they

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neither form a part of this Agreement nor are they to be used in the construction or interpretation of this Agreement.

                  16. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  17. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                  18. Principles of Construction. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, as the context requires. All references to recitals, sections, paragraphs and schedules are to the recitals, sections, paragraphs and schedules in or to this Agreement unless otherwise specified.

                  19. Amendments. This Agreement may be amended only in a writing signed by the parties hereto; provided the same has been approved by a majority of the Independent Directors.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    Arbor Realty Trust, Inc.,
                                    a Maryland corporation

                                    By: /s/ Frederick C. Herbst
                                        ----------------------------------------
                                    Name: Frederick C. Herbst
                                    Title: Chief Financial Officer,
                                           Treasurer and Secretary

                                    Arbor Realty Limited Partnership,
                                    a Delaware liability partnership

                                    By: Arbor Realty GPOP, Inc.
                                        a Delaware corporation, its general
                                        partner

                                    By: /s/ Frederick C. Herbst
                                        ----------------------------------------
                                    Name: Frederick C. Herbst
                                    Title: Secretary and Treasurer

                                    /s/ Ivan Kaufman
                                    --------------------------------------------
                                    Ivan Kaufman

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